Other Receivables, Net (Details) - Schedule of other receivables, net - CNY (¥) ¥ in Thousands		Dec. 31, 2022	Dec. 31, 2021
Schedule of other receivables, net [Abstract]
Advances to staff	[1]	¥ 11,397	¥ 16,437
Advances to entrepreneurial agents	[1]	81	907
Advances to a third party channel vendor	[2]	22,818	17,898
Rental deposits		19,535	21,864
Amount due from third parties	[3]	183,353
Other		4,841	4,451
Less: Allowance for current expected credit losses		(10,976)	(802)
Other receivables, net		¥ 231,049	¥ 60,755

[1]	Amounts represented advances to staffs or entrepreneurial agents of the Group for daily business operations, which are unsecured, interest-free and repayable on demand.
[2]	Amount represented advances to Shenzhen Chetong Technology Co., Ltd. (“Chetong”) who provides platform services to the Group. The advances were unsecured, interest-free and repayable on demand. With the cease of cooperation with Chetong in 2022, the Group requested repayment of the advances. The Group estimated the net amount expected to be collected was RMB14,736 and accordingly recorded an allowance for credit losses of RMB8,082 in others, net of the consolidated statement of income and comprehensive income.
[3]	Amount represented 1) term-loan (matures in June 2023) to Sichuan Tianyi Real Estate Development Co., Ltd. (“Sichuan Tianyi”) of RMB80,000 and corresponding interest receivable RMB3,353 as of December 31, 2022. The loan is guaranteed by the ultimate controlling owner of Sichuan Tianyi, whom is jointly liable, with interest rate 7.2% per annum. 2) term-loan (matures in June 2023) to Shenzhen Yingxin Asset Management Co., Ltd. of RMB100,000 as of December 31, 2022, with the interest rate 7.3% per annum. The interest accrued until December 31, 2022 has been paid. These loan receivables are expected to be settled within one year.